POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee, and the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of November, 2013.

/s/Jerry Szilagyi

Jerry Szilagyi

Trustee, President and Principal Executive Officer

STATE OF NEW YORK

)

)ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Jerry Szilagyi, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25 day of November, 2013.

_/s/Juan Carlos Arias

Notary Public

Juan Carlos Arias

Notary Public, State of New York

No. 01AR6267872

Qualified in Kings County

Certificate filed in New York County

Commission Expires August 27, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of November, 2013.

/s/Tobias Caldwell

Tobias Caldwell

Trustee

STATE OF NEW YORK

)

)ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Tobias Caldwell, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25 day of November, 2013.

_/s/Juan Carlos Arias

Notary Public

Juan Carlos Arias

Notary Public, State of New York

No. 01AR6267872

Qualified in Kings County

Certificate filed in New York County

Commission Expires August 27, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of November, 2013.

/s/Tiberiu Wesiz

Tiberiu Weisz

Trustee

STATE OF NEW YORK

)

)ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Tiberiu Weisz, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25 day of November, 2013.

_/s/Juan Carlos Arias

Notary Public

Juan Carlos Arias

Notary Public, State of New York

No. 01AR6267872

Qualified in Kings County

Certificate filed in New York County

Commission Expires August 27, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of November, 2013.

/s/Bert Pariser

Bert Pariser

Trustee

STATE OF NEW YORK

)

)ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Tiberiu Weisz, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25 day of November, 2013.

_/s/Juan Carlos Arias

Notary Public

Juan Carlos Arias

Notary Public, State of New York

No. 01AR6267872

Qualified in Kings County

Certificate filed in New York County

Commission Expires August 27, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Chief Financial Officer and Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN, JOANN M. STRASSER and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of November, 2013.

/s/Erik Naviloff

Erik Naviloff

Chief Financial Officer and Treasurer

STATE OF NEW YORK

)

)ss:

COUNTY OF NEW YORK

)

Before me, a Notary Public, in and for said county and state, personally appeared Tiberiu Weisz, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25 day of November, 2013.

_/s/Juan Carlos Arias

Notary Public

Juan Carlos Arias

Notary Public, State of New York

No. 01AR6267872

Qualified in Kings County

Certificate filed in New York County

Commission Expires August 27, 2016